Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Fourth Quarter and Full Fiscal 2026 Financial Results

•	Q4 Net Sales of $178.4 Million

•	Q4 Gross Margin of 29.8%

•	Q4 EPS of $0.36/Share

•	Q4 Cash from Operations of $74.6 million

MARYVILLE, Tenn., June 17, 2026 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the fourth quarter and full fiscal year 2026, ended April 30, 2026.

Fourth Quarter Fiscal 2026 Financial Highlights

•	Net sales were $178.4 million, an increase of $37.6 million, or 26.7%, over the comparable quarter last year.

•	Gross margin was 29.8% compared with 28.8% in the comparable quarter last year.

•	GAAP net income was $16.2 million, or $0.36 per diluted share, compared with $8.6 million, or $0.19 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $16.2 million, or $0.36 per diluted share, compared with $9.0 million, or $0.20 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the relocation. See the schedules that follow in this release for a detailed reconciliation.

•	Non-GAAP Adjusted EBITDAS was $30.9 million, or 17.3% of net sales, compared with $23.5 million, or 16.7% of net sales, for the comparable quarter last year.

Full Year Fiscal 2026 Financial Highlights

•	Net sales were $523.8 million, an increase of $49.2 million, or 10.4%, over the prior fiscal year.

•	Gross margin was 26.9% compared with 26.8% in the prior fiscal year.

•	GAAP net income was $18.5 million, or $0.41 per diluted share, compared with $13.4 million, or $0.30 per diluted share, for the prior fiscal year.

•

Non-GAAP net income was $18.4 million, or $0.41 per diluted share, compared with $14.6 million, or $0.33 per diluted share, for the prior fiscal year. GAAP to non-GAAP adjustments for income include costs related to the relocation, a gain on sale of certain real estate, and other costs. See the schedules that follow in this release for a detailed reconciliation.

•	Non-GAAP Adjusted EBITDAS was $69.2 million, or 13.2% of net sales, compared with $64.7 million, or 13.7% of net sales, for the prior fiscal year.

•	We paid $23.2 million in dividends compared with $23.1 million in the prior fiscal year.

•	We repaid $60.0 million on our revolving credit facility.

Mark Smith, President and Chief Executive Officer, commented, “Our excellent fourth quarter and full year fiscal 2026 results showcase our team’s remarkable execution on our strategic priorities and the enduring power of our iconic brand. We delivered strong results across every dimension of our business – from revenue to profitability, and from cash flow to debt reduction. We outperformed our competitors in our core categories and achieved meaningful progress in segments that we hadn’t historically competed in. The combined strength of our brand, our team, our disciplined strategic focus, and our strong balance sheet put us in an excellent position to continue creating long-term value for our stockholders.

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Net sales for our fourth quarter of $178.4 million grew 26.7% above the prior year, with new products making up 37.5% of total revenue. Our outperformance was mostly driven by handgun shipments, which represented over 80% of our units shipped. Our handgun unit sales into the sporting goods channel increased 23.2% over the prior year, while NICS increased only 1.1%, with nearly no change in channel inventory, demonstrating strong consumer preference for our products. We expect firearm industry demand in fiscal 2027 to continue to be healthy and slightly higher than in fiscal 2026. Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on July 1, 2026, with payment to be made on July 15, 2026.”

Conference Call and Webcast

The company will host a conference call and webcast on June 17, 2026 to discuss its fourth quarter and full fiscal 2026 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. A live and archived webcast of the event will be available on the company’s website at www.smith-wesson.com under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net sales,” “non-GAAP gross profit,” “non-GAAP gross margin,” “non-GAAP operating expenses,” “non-GAAP operating income,” “non-GAAP net income,” “Non-GAAP net income per share – diluted,” “Adjusted EBITDAS,” “Adjusted EBITDAS Margin,” and “free cash flow” are presented. We use these non-GAAP financial measures to facilitate a comparison of our operating performance on a consistent basis from period to period that, when viewed in combination with our results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting our business than does GAAP measures alone. We believe these financial measures assist our board of directors, management, investors, and other users of the financial statements in comparing our results on a consistent basis from period to period because it removes certain non-cash items and other items that we do not consider to be indicative of our core and/or ongoing operations. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) an accrued legal settlement, (vi) Smith & Wesson Academy grand opening expenses, (vii) relocation expense, including non-recurring third-party wind-down net sales and cost of sales related to the closure of an immaterial manufacturing location that was shut down as a result of the relocation, (xiii) a gain on sale of certain real estate, and (ix) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

Change in Non-GAAP Financial Measure

Prior to fiscal 2026, our calculation of Adjusted EBITDAS included an adjustment for interest expense. Beginning with the fiscal 2026 presentation for all periods presented herein, we also included an adjustment for interest income such that Adjusted EBITDAS is fully adjusted for the effect of Interest expense, net as presented on the Consolidated Statements of Income. We believe that adjusting for both interest expense and interest income assists users of the financial statements in understanding the results of our core operations and comparing those results on a consistent basis from period to period.

For the three months and year ended April 30, 2026, this change resulted in a decrease of $593,000 and $2.4 million, respectively, in the amounts of Adjusted EBITDAS compared to the amounts that would have been reported using the previous methodology. For the three months and year ended April 30, 2025, the change also resulted in a decrease of $660,000 and $2.7 million, respectively, in the amounts of Adjusted EBITDAS compared to the amounts that were previously reported.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. Additionally, the company provides manufacturing services such as forging and machining to third parties and offers world-class firearm training programs to Law Enforcement/Military departments and civilians at the Smith & Wesson Academy™ in Maryville, TN. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) the combined strength of our brand, our team, our disciplined strategic focus, and our strong balance sheet put us in an excellent position to continue creating long-term value for our stockholders; and (ii) we expect firearm industry demand in fiscal 2027 to continue to be healthy and slightly higher than in fiscal 2026. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the relocation; our ability to introduce new products and the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	April 30, 2026	April 30, 2025
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$28,190	$25,231
Marketable securities	5,162	—
Accounts receivable, net of allowances for credit losses of $5 on April 30, 2026 and April 30, 2025	40,014	55,868
Inventories	156,250	189,840
Prepaid expenses and other current assets	7,170	6,260
Income tax receivable	4,617	66

Total current assets	241,403	277,265

Property, plant, and equipment, net of accumulated depreciation and amortization of $397,668 on April 30, 2026 and $368,811 on April 30, 2025	238,643	242,648
Intangibles, net	1,956	2,409
Goodwill	19,024	19,024
Deferred income taxes	4,347	10,260
Other assets	7,393	8,006

Total assets	$512,766	$559,612

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,570	$26,887
Accrued expenses and deferred revenue	19,146	24,678
Accrued payroll and incentives	15,196	9,060
Accrued profit sharing	5,155	4,636
Accrued warranty	1,300	1,379

Total current liabilities	75,367	66,640

Notes and loans payable	19,121	79,096
Finance lease payable, net of current portion	32,163	33,703
Other non-current liabilities	9,556	7,719

Total liabilities	136,207	187,158

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 44,605,993 shares issued and outstanding on April 30, 2026 and 75,789,455 shares issued and 44,111,461 shares outstanding on April 30, 2025	45	76
Additional paid-in capital	2,776	298,075
Retained earnings	373,738	532,615
Treasury stock, at cost (no shares on April 30, 2026 and 31,677,994 shares on April 30, 2025)	—	(458,312)

Total stockholders’ equity	376,559	372,454

Total liabilities and stockholders’ equity	$512,766	$559,612

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended April 30,		For the Year Ended April 30,
	2026	2025	2026	2025
	(In thousands, except per share data)
Net sales	$178,388	$140,762	$523,845	$474,661
Cost of sales	125,298	100,217	382,742	347,478

Gross profit	53,090	40,545	141,103	127,183

Operating expenses:
Research and development	2,452	1,962	10,304	9,567
Selling, marketing, and distribution	11,339	11,474	41,598	41,314
General and administrative	17,736	13,973	59,999	54,933
Gain on sale/disposition of assets, net	222	6	(9)	(2,515)

Total operating expenses	31,749	27,415	111,892	103,299

Operating income	21,341	13,130	29,211	23,884

Other expense, net:
Other income/(expense), net	146	(6)	669	(17)
Interest expense, net	(693)	(748)	(4,810)	(4,622)

Total other (expense)/income, net	(547)	(754)	(4,141)	(4,639)

Income before income taxes	20,794	12,376	25,070	19,245
Income tax expense	4,572	3,742	6,589	5,820

Net income	$16,222	$8,634	$18,481	$13,425

Net income per share:
Basic - net income	$0.36	$0.20	$0.42	$0.30

Diluted - net income	$0.36	$0.19	$0.41	$0.30

Weighted average number of common shares outstanding:
Basic	44,533	44,040	44,420	44,484
Diluted	45,262	44,508	44,933	44,932

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Year Ended April 30,
	2026	2025
	(In thousands)
Cash flows from operating activities:
Net income	$18,481	$13,425
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	31,311	31,845
Gain on sale/disposition of assets	(9)	(2,515)
Deferred income taxes	5,913	(3,032)
Stock-based compensation expense	8,350	7,609
Non-cash sublease income	(1,797)	(1,724)
Other, net	(528)	(73)
Changes in operating assets and liabilities:
Accounts receivable	15,854	3,203
Inventories	33,590	(29,340)
Prepaid expenses and other current assets	(910)	(1,287)
Income taxes	(4,551)	1,882
Accounts payable	5,367	(14,771)
Accrued payroll and incentives	6,136	(8,087)
Accrued profit sharing	519	(4,462)
Accrued expenses and deferred revenue	(3,008)	(268)
Accrued warranty	(79)	(434)
Other assets	(136)	938
Other non-current liabilities	(308)	(132)

Net cash provided by/(used in) operating activities	114,195	(7,223)

Cash flows from investing activities:
Purchases of marketable securities	(4,634)	—
Payments to acquire patents and software	(93)	(187)
Proceeds from sale of intangible assets	—	—
Proceeds from sale of property and equipment	235	2,619
Payments to acquire property and equipment	(23,748)	(21,605)

Net cash used in investing activities	(28,240)	(19,173)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	75,000
Payments on loans and notes payable	(85,000)	(35,000)
Cash paid for debt issuance costs	(219)	(941)
Payments on finance lease obligation	(195)	(179)
Payments to acquire treasury stock	—	(25,468)
Dividend distribution	(23,229)	(23,096)
Proceeds to acquire common stock from employee stock purchase plan	1,577	1,598
Payment of employee withholding tax related to restricted stock units	(930)	(1,126)

Net cash used in financing activities	(82,996)	(9,212)

Net increase/(decrease) in cash and cash equivalents	2,959	(35,608)
Cash and cash equivalents, beginning of period	25,231	60,839

Cash and cash equivalents, end of period	$28,190	$25,231

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$5,375	$5,193

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Twelve Months Ended
	April 30, 2026		April 30, 2025		April 30, 2026		April 30, 2025
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$178,388		$140,762		$523,845		$474,661
Relocation	—		—		—		(4,340)

Non-GAAP net sales	$178,388		$140,762		$523,845		$470,321

GAAP gross profit	$53,090	29.8%	$40,545	28.8%	$141,103	26.9%	$127,183	26.8%
Relocation expenses	(5)		516		(137)		3,346
Settlement	—		—		—		70

Non-GAAP gross profit	$53,085	29.8%	$41,061	29.2%	$140,966	26.9%	$130,599	27.8%

GAAP operating expenses	$31,749	17.8%	$27,415	19.5%	$111,892	21.4%	$103,299	21.8%
Relocation expenses	—		(26)		372		(612)
S&W Academy grand opening	72		—		(380)		—
Gain on sale of asset	—		—		—		2,257

Non-GAAP operating expenses	$31,821	17.8%	$27,389	19.5%	$111,884	21.4%	$104,944	22.3%

GAAP operating income	$21,341	12.0%	$13,130	9.3%	$29,211	5.6%	$23,884	5.0%
Settlement	—		—		—		70
Relocation expenses	(5)		542		(509)		3,958
S&W Academy grand opening	(72)		—		380		—
Gain on sale of asset	—		—		—		(2,257)

Non-GAAP operating income	$21,264	11.9%	$13,672	9.7%	$29,082	5.6%	$25,655	5.5%

GAAP net income	$16,222	9.1%	$8,634	6.1%	$18,481	3.5%	$13,425	2.8%
Settlement	—		—		—		70
Relocation expenses	(5)		542		(509)		3,958
S&W Academy grand opening	(72)		—		380		—
Gain on sale of asset	—		—		—		(2,257)
Tax effect of non-GAAP adjustments	20		(169)		34		(551)

Non-GAAP net income	$16,165	9.1%	$9,007	6.4%	$18,386	3.5%	$14,645	3.1%

GAAP net income per share - diluted	$0.36		$0.19		$0.41		$0.30
Settlement	—		—		—		—
Relocation expenses	—		0.01		(0.01)		0.09
S&W Academy grand opening	—		—		0.01		—
Gain on sale of asset	—		—		—		(0.05)
Tax effect of non-GAAP adjustments	—		—		—		(0.01)

Non-GAAP net income per share - diluted	$0.36		$0.20		$0.41		$0.33

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
GAAP net income	$16,222	$8,634	$18,481	$13,425
Interest expense, net	693	748	4,810	4,622
Income tax expense	4,572	3,742	6,589	5,820
Depreciation and amortization	7,540	7,934	31,067	31,688
Stock-based compensation expense	1,986	1,885	8,350	7,609
S&W Academy grand opening expense	(72)	—	380	—
Gain on sale of asset	—	—	—	(2,257)
Settlement	—	—	—	70
Relocation expense	(5)	538	(509)	3,681

Non-GAAP Adjusted EBITDAS	$30,936	$23,481	$69,168	$64,658

Non-GAAP Adjusted EBITDAS Margin	17.3%	16.7%	13.2%	13.7%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH PROVIDED BY / (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	April 30, 2026	April 30, 2025	April 30, 2026	April 30, 2025
Net cash provided by/(used in) operating activities	$74,581	40,828	$114,195	$(7,223)
Payments to acquire property and equipment	(4,834)	(7,291)	(23,748)	(21,605)

Free cash flow	$69,747	$33,537	$90,447	$(28,828)